Exhibit 99.2

NORTHWEST PIPE COMPANY

CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS (Unaudited)

The following unaudited condensed consolidated pro forma financial statements should be read in conjunction with the consolidated financial statements of Northwest Pipe Company (the “Company”) included in its Annual Report on Form 10-K for the year ended December 31, 2016. The unaudited condensed consolidated pro forma financial statements have been prepared to give effect to the sale of substantially all of the assets associated with the Company’s manufacturing facility in Atchison, Kansas as if the transaction had occurred on September 30, 2017 for purposes of the unaudited condensed consolidated pro forma balance sheet, and as of January 1, 2014 for purposes of the unaudited condensed consolidated pro forma statements of operations. Such information has been prepared based upon currently available information and assumptions that management believes are reasonable. This pro forma information is not necessarily indicative of future results.

NORTHWEST PIPE COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

Nine months ended September 30, 2017

(Dollar and share amounts in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma

Net sales	$97,153	$-		$97,153
Cost of sales	93,406	-		93,406
Gross profit	3,747	-		3,747
Selling, general and administrative expense	10,835	-		10,835
Restructuring expense	881	-		881
Operating loss	(7,969)	-		(7,969)
Other income	181	-		181
Interest expense	(369)	-		(369)
Loss before income taxes	(8,157)	-		(8,157)
Income tax benefit	(1,607)	-		(1,607)
Loss from continuing operations	(6,550)	-		(6,550)
Discontinued operations:
Loss from operations of discontinued operations	(1,459)	1,459	(a)	-
Income tax benefit	(4)	4	(a)	-
Loss on discontinued operations	(1,455)	1,455		-
Net loss	$(8,005)	$1,455		$(6,550)

Basic and diluted loss per share:
Continuing operations	$(0.68)			$(0.68)
Discontinued operations	(0.15)			-
Net loss per share	$(0.83)			$(0.68)

Basic and diluted shares used in per share calculation:	9,611			9,611

Pro Forma Adjustments

(a)	Adjustment to eliminate results associated with the Atchison assets, previously presented as Discontinued Operations.

NORTHWEST PIPE COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

Year ended December 31, 2016

(Dollar and share amounts in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma

Net sales	$156,256	$(6,869)	(a)	$149,387
Cost of sales	159,481	(9,777)	(a)	149,704
Gross loss	(3,225)	2,908		(317)
Selling, general and administrative expense	17,178	(257)	(b)	16,921
Gain on sale of facility	(7,860)	-		(7,860)
Restructuring expense	990	-		990
Operating loss	(13,533)	3,165		(10,368)
Other income	23	1	(a)	24
Interest income	14	-	(c)	14
Interest expense	(523)	21	(c)	(502)
Loss before income taxes	(14,019)	3,187		(10,832)
Income tax benefit	(4,756)	1,190	(d)	(3,566)
Net loss	$(9,263)	$1,997		$(7,266)

Basic and diluted loss per share:	$(0.97)			$(0.76)

Basic and diluted shares used in per share calculation:	9,588			9,588

Pro Forma Adjustments

(a)	Adjustment to eliminate historical revenues and expenses associated with the Atchison assets.
(b)	Adjustment to eliminate allocated historical Atchison selling, general and administrative expense associated with the Atchison assets.
(c)	Adjustment to eliminate allocated historical Atchison interest income and interest expense associated with the Atchison assets.
(d)	The income tax effect resulting from elimination of historical revenues, expenses, and allocated costs associated with the Atchison assets, based on the Company’s blended statutory rate of 37.3%.

NORTHWEST PIPE COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

Year ended December 31, 2015

(Dollar and share amounts in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma

Net sales	$236,608	$(63,448)	(a)	$173,160
Cost of sales	249,233	(76,679)	(a)	172,554
Gross profit (loss)	(12,625)	13,231		606
Selling, general and administrative expense	22,303	(1,925)	(b)	20,378
Impairment of goodwill	5,282	-		5,282
Operating loss	(40,210)	15,156		(25,054)
Other income	88	(30)	(a)	58
Interest income	173	(172)	(c)	1
Interest expense	(1,390)	373	(c)	(1,017)
Loss before income taxes	(41,339)	15,327		(26,012)
Income tax benefit	(11,951)	5,781	(d)	(6,170)
Net loss	$(29,388)	$9,546		$(19,842)

Basic and diluted loss per share:	$(3.07)			$(2.08)

Basic and diluted shares used in per share calculation:	9,560			9,560

Pro Forma Adjustments

(a)	Adjustment to eliminate historical revenues and expenses associated with the Atchison assets.
(b)	Adjustment to eliminate allocated historical Atchison selling, general and administrative expense associated with the Atchison assets.
(c)	Adjustment to eliminate allocated historical Atchison interest income and interest expense associated with the Atchison assets.
(d)	The income tax effect resulting from elimination of historical revenues, expenses, and allocated costs associated with the Atchison assets, based on the Company’s blended statutory rate of 37.7%.

NORTHWEST PIPE COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

Year ended December 31, 2014

(Dollar and share amounts in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma

Net sales	$403,298	$(164,753)	(a)	$238,545
Cost of sales	362,722	(163,650)	(a)	199,072
Gross profit	40,576	(1,103)		39,473
Selling, general and administrative expense	24,316	(1,861)	(b)	22,455
Impairment of goodwill	16,066	-		16,066
Operating income	194	758		952
Other income	108	2	(a)	110
Interest income	466	(35)	(c)	431
Interest expense	(2,290)	655	(c)	(1,635)
Income (loss) before income taxes	(1,522)	1,380		(142)
Income tax expense	4,651	515	(d)	5,166
Loss from continuing operations	(6,173)	865		(5,308)
Discontinued operations:
Loss from operations of discontinued business	(2,151)	-		(2,151)
Loss on sale of business	(13,497)	-		(13,497)
Income tax benefit	(3,934)	-		(3,934)
Loss on discontinued operations	(11,714)	-		(11,714)
Net loss	$(17,887)	$865		$(17,022)

Basic and diluted loss per share:
Continuing operations	$(0.65)			$(0.56)
Discontinued operations	(1.23)			(1.23)
Net loss per share	$(1.88)			$(1.79)

Basic and diluted shares used in per share calculation:	9,515			9,515

Pro Forma Adjustments

(a)	Adjustment to eliminate historical revenues and expenses associated with the Atchison assets.
(b)	Adjustment to eliminate allocated historical Atchison selling, general and administrative expense associated with the Atchison assets.
(c)	Adjustment to eliminate allocated historical Atchison interest income and interest expense associated with the Atchison assets.
(d)	The income tax effect resulting from elimination of historical revenues, expenses, and allocated costs associated with the Atchison assets, based on the Company’s blended statutory rate of 37.3%.

NORTHWEST PIPE COMPANY

CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET (Unaudited)

September 30, 2017

(Dollar amounts in thousands)

	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$5,303	$32,418	(a)	$37,721
Trade and other receivables, less allowance for doubtful accounts	24,245	—		24,245
Costs and estimated earnings in excess of billings on uncompleted contracts	50,293	—		50,293
Inventories	18,998	—		18,998
Prepaid expenses and other	1,013	4,465	(b)	5,478
Assets held for sale	36,439	(36,439)	(c)	—
Total current assets	136,291	444		136,735
Property and equipment, net	79,043	(261)	(c)	78,782
Other assets	10,591	—		10,591
Total assets	$225,925	$183		$226,108

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	3,699	—		3,699
Accrued liabilities	7,787	183	(d)	7,970
Billings in excess of costs and estimated earnings on uncompleted contracts	291	—		291
Current portion of capital lease obligations	244	—		244
Total current liabilities	12,021	183		12,204
Capital lease obligations, less current portion	424	—		424
Deferred income taxes	82	—		82
Other long-term liabilities	10,956	—		10,956
Total liabilities	23,483	183		23,666
Total stockholders’ equity	202,442	—	(e)	202,442
Total liabilities and stockholders’ equity	$225,925	$183		$226,108

Pro Forma Adjustments

(a)	Adjustment to reflect cash received.
(b)	Adjustment to reflect proceeds held in escrow.
(c)	Adjustment to eliminate basis of assets included in the sale from the Company’s Consolidated Balance Sheet.
(d)	Adjustment to reflect transaction liabilities from the sale of the Atchison assets.
(e)	The Company estimates no gain or loss from the sale of the Atchison assets.